2 nd Quarter Earnings Conference 1 July 8, 2014 [[Alcoa logo] Exhibit 99.2

[Alcoa logo]
Cautionary Statement

Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “sees,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace, and other applications; targeted financial results or operating performance; statements about Alcoa’s strategies, outlook, and business and financial prospects; and statements regarding Alcoa’s portfolio transformation and the proposed acquisition of the Firth Rixson business, including the expected benefits of the transaction and Firth Rixson’s expected sales growth and contribution to revenues and EBITDA. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are subject to a number of known and unknown risks and uncertainties and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-
based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including aerospace, automotive, commercial transportation, building and construction, packaging, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, technology, and other initiatives; (h) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches; (l) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals, or the inability to satisfy the other closing conditions to the proposed Firth Rixson acquisition; (m) the risk that the Firth Rixson business will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (n) Alcoa’s inability to complete financing for the
Firth Rixson acquisition as contemplated or otherwise secure favorable terms for such financing; (o) the possibility that certain assumptions with respect to Firth Rixson or the proposed transaction could prove to be inaccurate; (p) the loss of customers, suppliers and other business relationships of Alcoa or Firth Rixson as a result of the proposed acquisition; and (q) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2013, Form 10-Q for the quarter ended March 31, 2014, and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-
looking statements, whether in response to new information, future events or otherwise, except asrequired by applicable law.
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. The common shares of Alcoa will only be issued pursuant to the terms of the definitive agreement for the acquisition of Firth Rixson.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America. Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website. Alcoa has not provided a reconciliation of any forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, due primarily to variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to Alcoa without unreasonable effort.

Transformation Accelerates - All Groups Improve QoQ and YoY
1) $8.1 billion debt and $518 million cash from operations 2) Alcoa Minerals of Jamaica bauxite mine and alumina refinery
Any reference in our presentation to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix
[[Alcoa logo]
Delivering Strong
Operational
Performance
Strong Earnings Increase:
–
Downstream: Highest Ever
quarterly
ATOI
and
EBITDA
Margin;
$204
million and
23.1%
–
Midstream: ATOI up 34%
–
Upstream: Improved Performance
–
11
Consecutive
Quarters
Productivity: $302
million
Across All Segments
YoY
Net Debt
1
: $6.9
billion;
Lowest Level
since September
2007
Positive
Free Cash Flow
1
: $260
million
2Q 2014 Overview
Accelerating
Portfolio
Transformation
$2.85
billion Firth Rixson
acquisition
announcement
Global Leader
in Jet
Engine
Components;
strengthens
robust aerospace
portfolio
$100
million Investment
Expands Structural Engine
Component
Reach
$25
million Investment further
Enhances
Jet Engine
Blade Performance
Safely Executed
Brazil
Curtailments
of 147 kmt
Letter of Intent
signed to
Pursue Sale
of
Jamalco 2
Ownership
Interest

William Oplinger Executive Vice President and Chief Financial Officer 4 July 8, 2014 [[Alcoa logo]

Income Statement Summary

Any reference in our presentation to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix.  See appendix for Adjusted Income reconciliation.
$ Millions, except aluminum prices and per-share amounts
2Q13 1Q14 2Q14
Prior Year
Change
Sequential
Change
Realized Aluminum Price ($/MT) $2,237 $2,205 $2,291 $54 $86
Revenue $5,849 $5,454 $5,836 ($13) $382
Cost of Goods Sold $4,933 $4,495 $4,765 ($168) $270
COGS % Revenue 84.3% 82.4% 81.6% (2.7 % pts.) (0.8 % pts.)
Selling, General Administrative, Other $254 $236 $245 ($9) $9
SGA % Revenue 4.3% 4.3% 4.2% (0.1 % pts.) (0.1 % pts.)
Other Expense, Net $19 $25 $5 ($14) ($20)
Restructuring and Other Charges $244 $461 $110 ($134) ($351)
Effective Tax Rate (16.5%) 28.1% 37.7% 54.2 % pts. 9.6 % pts.
EBITDA $616 $672 $776 $160 $104
Net Income (Loss) ($119) ($178) $138 $257 $316
Net Income (Loss) Per Diluted Share ($0.11) ($0.16) $0.12 $0.23 $0.28
Income per Diluted Share excl Special Items $0.07 $0.09 $0.18 $0.11 $0.09
[[Alcoa logo]

Special Items
1)  Total restructuring-related charges in 2Q14 of $54 million  (83 percent non-cash, 17 percent cash)
See appendix for Adjusted Income reconciliation
6
$ Millions, except per-share amounts
1Q14 2Q14
Income Statement
Classification
Segment
Net Income (Loss) ($178) $138
Net Income (Loss) Per Diluted Share ($0.16) $0.12
Restructuring-Related¹
($296) ($54)
Restructuring/COGS/
Other Expenses, Net
Corporate / Primary
Metals/ GRP
Tax Items $22 ($2) Income Taxes Corporate
Master U.S. Labor Agreement $0 ($11)
COGS Corporate / All
Firth Rixson Acquisition Costs $0 ($11) SG&A Corporate
Saudi Arabia Smelter Potline
($13) ($6)
COGS
Other Expenses, Net
Primary Metals
Mark-to-Market Energy Contracts $0 $6
Other Expenses, Net Corporate
Surgold Gain $11 $0
Other Expenses, Net Alumina
Special Items ($276) ($78)
Net Income excl Special Items $98 $216
Net Income per Diluted Share excl Special Items $0.09 $0.18
[[Alcoa logo]

Volume, productivity and price drives sequential improvement

See appendix for Adjusted Income reconciliation
Net Income excluding Special Items ($ Millions)
Market
+$33
Performance
+$81
Cost Headwinds/Other
+$4
26
6
24
22
21
38
13 46
216
98
2Q 14
Price
/ Mix
Cost
Increases
/ Other
Raw
Materials
Energy Productivity LME Currency Volume
1Q 14
[[Alcoa logo]

Earnings nearly triple year-over-year on productivity and pricing

See appendix for Adjusted Income reconciliation
Net Income excluding Special Items ($ Millions)
Market
-$10
Performance
+$263
Cost Headwinds/Other
-$113
131 8
10
188
63
12
18
28
216
76
2Q 14 Cost
Increases
/ Other
Raw
Materials
Energy Productivity Price
/ Mix
Volume Currency LME
2Q 13
[[Alcoa logo]

Any reference in our presentation to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix.
Record results for Engineered Products and Solutions
9
[[Alcoa logo]
$ Millions
2Q 13 1Q 14 2Q 14
3 rd Party Revenue ($ Millions)
1,468 1,443 1,502
ATOI ($ Millions)
193 189 204
EBITDA Margin
22.2% 22.2% 23.1%
2
nd
Quarter Results 2
nd
Quarter Business Highlights
3
rd
Quarter Outlook 2
nd
Quarter Performance Bridge
2Q 14
$204
Labor
negotiation
costs
-$1
Cost
Increase
-$1
Prod -
uctivity
$8
Price / Mix
-$2
Volume
$11
1Q 14
$189
2Q14 Actual and 3Q14 Outlook – Engineered Products and Solutions
Revenue up 4% sequentially driven by share gains across all sectors
Best ever quarterly EBITDA margin at 23.1%
Best ever quarterly ATOI of $204M
Quarterly ATOI up 6% year-over-year driven by productivity and strong Aerospace, Commercial Transportation and Building and
Construction demand
Aerospace market remains strong, but impacted by lower U.S.
Defense spare parts demand
Continued recovery in N.A. Non-Residential
Construction;
European
market remains weak
European summer slowdown across all sectors
Stronger N.A. Heavy Duty Truck build rates partially offset by Europe
Share gains through innovation & productivity continue across all sectors
ATOI is expected to increase 5%-10%
year- over-year

GRP improves on higher seasonal volume and productivity

Any reference in our presentation to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix.  AIVs = Aluminum intensive vehicles.
[[Alcoa logo]
$ Millions
2Q14 Actual and 3Q14 Outlook – Global Rolled Products
2
nd
Quarter Results 2
nd
Quarter Business Highlights
2
nd
Quarter Performance Bridge
2Q 14
$79
Labor
Negotiation
Costs
-$4
Portfolio
Actions
$11
Cost
Increases
-$4
Prod-
uctivity
$6
Price
/ Mix
-$8
Volume
$21
Currency
-$5
Metal
$3
1Q 14
$59
Auto demand
staying strong; AIVs
ramping up
Volume and cost absorption impacts due to seasonal summer
shutdowns
Continued pricing pressure in packaging and industrial
2Q 13 1Q 14 2Q 14
3
rd
Party Revenue ($ Millions)
1,877 1,677 1,860
ATOI ($ Millions)
79 59 79
EBITDA/MT
322 315 313
3
rd
Quarter Outlook
Higher volume from seasonal Packaging and stronger demand for
Industrial, Commercial Transportation
Pricing pressures continue in Packaging and Industrial
Costs associated with renewing the U.S. labor contract
Absence of costs associated with portfolio actions in Australia
ATOI
is expected to be down ~ 15%
sequentially; mainly seasonal
impacts

Alumina earnings reflect portfolio actions, lower volumes, cost increases 11 [[Alcoa logo]

Strong Primary earnings reflect portfolio actions, power sales, premiums 12 [[Alcoa logo]

Four day year-over-year increase in average DWC
See appendix for days working capital reconciliation

[[Alcoa logo]
5 days
lower
Average Days Working Capital since Second Quarter 2009
3 days
lower
8 days
lower
6 days
lower
4 days
higher
18 day
reduction
since 2Q09
4 day
increase
since 2Q2013
Driver Horizon
Labor negotiations Near-term
Future sales expectations Near-term
Curtailments Near-term
Automotive growth Mid-term

2
nd
Quarter Cash Flow Overview
14
See appendix for Free Cash Flow reconciliation
($ Millions) 2Q13 1Q14 2Q14
Net Income before Noncontrolling Interests
($148) ($197) $129
DD&A
$363 $340 $350
Change in Working Capital
$72 ($687) $1
Pension Contributions
($98) ($91) ($191)
Other Adjustments
$325 $84 $229
Cash from Operations
$514 ($551) $518
Dividends to Shareholders
($33) ($33) ($36)
Change in Debt
($531) ($14) $296
(Distributions to)/Contributions from Noncontrolling Interests
($5) ($15) $4
Other Financing Activities
$1 $72 $17
Cash from Financing Activities
($568) $10 $281
Capital Expenditures
($286) ($209) ($258)
Other Investing Activities
$10 ($31) ($28)
Cash from Investing Activities
($276) ($240) ($286)
2Q13, 1Q14 & 2Q14 Cash Flow
[[Alcoa logo]

See appendix for Net Debt  reconciliation
Lowest Net Debt since September 2007
7,082
6,872
1,481
1,543 1,939
1,861
1,437
665
1,183
6,882
8,338
9,816
762
2Q14
8,055
1Q14
7,747
2013
8,319
2012
8,829
6,968
2011
9,371
7,432
2010
9,165
7,622
2009
9,819
2008
10,578
(Millions)
Debt to Cap Cash Net Debt
38.1%
42.5%
38.7%
34.9%
35.3%
34.8%
35.0%
Debt, Net Debt, and Debt-to-Capital %
35.4%
[[Alcoa logo]

On track to meet our 2014 targets
On track to meet our 2014 targets
[[Alcoa logo]
Attain 30%-35% Debt-to-Capital
Build Value-Add with Growth
Capital of $500M
Drive Productivity Gains of $850M
Invest in Saudi JV $125M
Overarching 2014 Financial Target Taking the right actions
Manage Sustaining Capital of
$750M
$556M
YTD:
$206M
$261M
$64M
35.4%
2014 annual financial targets and year-to-date results

[Alcoa logo] 17 Market fundamentals remain positive See appendix for full scale charts

Klaus Kleinfeld Chairman and Chief Executive Officer July 8, 2014 [Alcoa logo]

Aerospace and Automotive markets remain strong; forecast unchanged 19 Source: Alcoa analysis 1) International Air Transport Association 2014 Expectations [[Alcoa logo]

Global HDT market steady, stronger N.A.; Packaging +2% to 3% globally 20 Source: Alcoa analysis HDT = Heavy duty truck and trailer [[Alcoa logo]

Solid commercial B&C growth; Global airfoil market down YoY

Source:  Alcoa analysis
B&C  = Building and construction
[[Alcoa logo]
End Market Growth Global and Regional Commentary
Industrial
Gas Turbines
Building and
Construction
-8% to -12%
Global airfoil
market decline
•
•
•
N.A.: Natural gas
prices increased
driven by
harsh winter; coal
gains
share
•
Europe: Gas-fired power
squeezed by
low - priced coal
and
subsidized renewables
NA
3-4%
EU
-2 - -
3%
China
7-9%
Positive Early Indicators:
•
•
•
• Growth as fundamentals stabilize
4% to 6%
Global sales
growth
Alcoa End Markets: Current Assessment of 2014 vs. 2013
Non-Residential Contracts
Awarded:
+11% in May
(12-month rolling average)
Architectural Billing
Index:
Positive at 52.6 in May, up from 49.6 in April
Spares demand: Negative Impact from shift in energy mix/usage in key regions
• Case-Shiller Home Price Index: +10% in 1Q, growth; ~ +10% for 5 consecutive qtrs.
Orders: Globally flat to 2012 and down significantly from 2011 levels
Decline as weakness continues
, outlook varies across markets

Executing our Strategy - Alcoa’s Transformation Continues

Invented
Aluminum
Process
Aluminum
Applications &
Globalization
Multi-Material
Solutions
Lightweight Multi-Material
Innovation Powerhouse
Highly Competitive
Commodity Business
[[Alcoa logo]

Lightweight Solutions: Fuel Efficiency + High Performance
1)  Versus conventional aluminum   2) Based on conversion from Standard Steel to Wide-Base Aluminum
3)  EDAG April 2013           AIV = Aluminum intensive vehicle
23
[[Alcoa logo]
Alcoa’s innovative lightweighting solutions
Ultra ONE™: World’s Lightest
Wheel at 40 lbs
AIVs:
Better
Fuel Economy
, Superior
Performance
Al-Li: $100M
Already
contracted in
2017
Alcoa
Wheels:
$1B
Revenue
in 2016
Auto Sheet:
$1.3B
Revenue in
2018
Al-Li:
Better Efficiency,
Lower Maintenance
Up to 10% lower weight vs. composite for
single aisle fuselage applications
Lower density¹
(5-7%),
Higher
stiffness¹
(7%); contributes to
20% better fuel efficiency
Better corrosion
47% lighter than steel; helps
save up to 1,400 pounds per
rig²
3% more payload;
5% lower fuel cost
Replacing 18 Steel wheels offsets
annual carbon footprint of
average family of four
Will enable OEMs to meet 54.5 MPG target by 2025
Can reduce weight of a midsize sedan by 28% and
improve fuel efficiency by
18%³
2015 F-150 up to 700 lbs lighter; accelerates,
brakes, tows and resists corrosion like never before
resistance¹;
2Xlonger inspection intervals,
contributes to 30% lower costs

Expertise provides solutions in a Multi-Material Environment
1) The graphics represent a sample metallic and composite wing ; not attributed to a specific aircraft platform
2) Spars on composite wings are primarily CFRP (Carbon Fiber Reinforced Polymer), with some Al and Ti applications
Note:  Revenue per platform excludes ~$700k 2013 Firth Rixson revenue on B787

[Alcoa logo]
Alcoa innovations
Advanced Coatings: High Temp Protection
Dura-Bright ® EVO™: Low Maintenance
Reynobond ® : Unique Building Panels
Alcoa 951:  Breakthrough Durable Bonding
Reynobond® Composite Material
Coil coated outer sheet
Coil coated inner sheet
Polyethylene core
+$1.8B value-add
organic
revenue
1
in 2016
Key enabler for AIVs; +1 mmt of Al by 2025
Chemically bonds aluminum to adhesive
Bond 9x More Durable than competition
Allows 20-25% fewer rivets
Licensed to suppliers
Alcoa’s Innovation Expertise Shines in our product offerings
25 1) $900M each from Engineered Products and Solutions and Global Rolled Products innovation and share gains
10x Corrosion Resistance
No Mechanical or Chemical Cleaning
Looks New Longer; 6x Brighter
Increased environmental sustainability
Protects Airfoils from Effects
of High Temperature environments
Coating Life 3.0x to 3.5x with
Less high-cost Platinum
Polyethylene core between sheets
of Al, Zn, Cu or Stainless steel
Multiple design options
Up to 50% lighter,
20% less costly than solid metal
Easier installation and fabrication

26 Capturing Growth in Advanced Jet Engine Components via Investments APP = Alcoa Power and Propulsion

Firth Rixson Acquisition: Strengthening Alcoa’s Value-Add Suite

[[Alcoa logo]
Firth Rixson portfolio overview
Largest
seamless
Rings
(Ni-based alloys, TI) 200” in diameter
Full Range
of forged closed -die aero
Engine Disks
(12” to 53” diameter)
Doubles Alcoa’s Engine Content
on key programs
Multi-Material
mix; 60%
Ni
, 25%
Ti
, 15%
Steel
and
Al
Critical
rotating
Disks
forged from
Metal Powder
Integrated Nickel Supply
of cast stick and billet
Specialized Isothermal
process;
State-of-the-Art
Equipment
, Automation
, Controls
Disks enable
Higher
Operating
Temperatures
(+70°F over legacy engines)
40% Improvement
in
Combustion Efficiency
Strong Aerospace Offering
Array of Material Composition
Leading Edge Technology
$1.6B
Revenue
$350M
EBITDA
in 2016

Remaining Cost Focused; Improving a Strong Alumina Position
1)  All figures are pretax and pre-minority interest.  2009/2010 represent net productivity; 2011-2014 represent gross productivity
2)  Alcoa Minerals of Jamaica bauxite mine and alumina refinery
28
[[Alcoa logo]
Cost curve reduction levers and global alumina cost curve
Capturing Cost Improvements
1
Optimizing Refining Capacity
Pulling Additional Levers to Lower Cost
$113M
$246M
$286M
$298M
$735M
$1,678M
1H2014 2013 Total 2012 2011 2009/2010
1
2
3
Targeting 21
st
Percentile by 2016
500
450
400
350
300
250
200
150
100
50
0
100 90 80 70 60 50 40 30 20 10 0
2013:
27
th
Percentile
2010:
30
th
Percentile
2016:
21
st
Percentile
$/MT
Production (MMT)
ALUMINA
Source: CRU Cost Model, Alcoa Analysis
-9% points
by 2016
Record 1H production by Low Cost Australian System
1.7
mmt
currently Curtailed
LOI to pursue Sale of Jamalco 2 interest
Continued  Productivity Gains
San Ciprian Natural Gas solution; complete in 4Q14;
~$20 per metric ton cost improvement
First Saudi Arabia Bauxite in 2Q14; Refinery online 4Q14

Building a Highly Competitive Smelting Business
1) All figures are pretax and pre-minority interest. 2009/2010 represent net productivity; 2011-2014 represent gross productivity
2) Pt. Henry closure of 190 kmt will occur in 3Q 2014 Operating capacity = Alcoa total base capacity less idled capacity
29
[[Alcoa logo]
Cost curve reduction levers and global aluminum cost curve
$137M
$235M
$345M
$340M
$865M
$1,922M
2009/2010 Total 1H2014 2013 2012 2011
Capturing Cost Improvements 1
Restructuring the Portfolio
Pulling Additional Levers to Lower Cost
Productivity Gains continue
Secured Long Term Energy Agreement in Quebec
Completed Saudi Arabia Smelter Start Up
-28%
2,964
-253
2013
- 418
2012
-198
2010 2009
+234
2008 2011 1H2014
-239
+61
-344
2007
4,121
After executing
announcements
1
2
3
2
Targeting 38
th
Percentile by 2016
30 15 10 5 0
3,000
2,500
2,000
1,500
1,000
500
0
55 50 45 40 35 25 20
2013:
43rd
Percentile
2016:
38
th
Percentile
2010:
51st
Percentile
Production (MMT)
$/MT
ALUMINUM
Source:CRU Cost Model, AlcoaAnalysis
-13% points
by 2016
Total Smelting Operating Capacity (kmt)

Transforming Alcoa – Creating Compelling Sustainable Value 30 [[Alcoa logo] Value-Add and Upstream transformation strategy

[Alcoa logo]

Kelly Pasterick Vice President, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 32 [[Alcoa logo]

Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD
[[Alcoa logo]

Revenue Change by Market

1%
5%
9%
11%
7%
15%
14%
5%
(10%)
17%
(1%)
4%
4%
17%
(5%)
(9%)
(5%)
27%
(7%)
2%
17%
4%
7%
7%
8%
2%
13%
1%
13%
28%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
2Q’14 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
[[Alcoa logo]

Special Items
See appendix for Adjusted Income reconciliation.

Pre-tax, Before NCI After-tax, After NCI
$ Millions, except per-share amounts 1Q14 2Q14 1Q14 2Q14
Income Statement
Classification
Segment
Net Income (Loss) ($274) $207 ($178) $138
Net Income (Loss) Per Diluted Share ($0.25) $0.17 ($0.16) $0.12
Restructuring-Related ($499) ($110) ($296) ($54)
Restructuring/COGS/
Other Expenses, Net
Corporate /
Primary Metals/
GRP
Tax Items $0 $0 $22 ($2) Income Taxes Corporate
Master U.S. Labor Agreement $0 ($17) $0
($11) COGS Corporate / All
Firth Rixson Acquisition Costs $0 ($13) $0
($11) SG&A Corporate
Saudi Arabia Smelter Potline
($13) ($6) ($13) ($6)
COGS/
Other Expenses, Net
Primary Metals
Mark-to-Market Energy Contracts $0 $11
$0 $6
Other Expenses, Net
Corporate
Surgold Gain $28 $0 $11 $0
Other Expenses, Net Alumina
Special Items ($484) ($135) ($276) ($78)
Net Income excl Special Items $210 $342 $98 $216
Net Income per Diluted Share excl Special Items $0.19 $0.29 $0.09 $0.18
[[Alcoa logo]

Composition of Regional Premium Pricing Convention

2014E Shipments Regional Premiums Estimated Pricing Convention
55% Midwest – Platts 15-day lag
30% Rotterdam DDP – Metal Bulletin 45-day lag
10% CIF Japan – Platts Month prior to Quarter start
5% Negotiated Annual
[[Alcoa logo]

Alcoa smelting closures and curtailments when announced actions are complete
(1) Announced, but not executed

Location Year kmt
Baie Comeau 2008 53
Eastalco 2010 195
Badin 2010 60
Warrick 2010 40
Tennessee 2011 215
Rockdale 2011 76
Baie Comeau 2013 105
Fusina 2013 44
Massena East 2013 41
Massena East 2014 84
Point Henry (1) 2014 190
Total 1,103
Alcoa smelting capacity closures, since Dec 2007
Location kmt
Rockdale 191
Sao Luis 182
Portovesme 150
Pocos 96
Intalco 49
Wenatchee 41
Aviles 35
Portland 30
La Coruna 28
Total 803
Alcoa smelting capacity curtailments
[[Alcoa logo]

All-in prices down despite increase in regional premiums 38 [[Alcoa logo]

Composition of Upstream Production Costs
1 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average

[[Alcoa logo]
Fuel Oil
13%
Natural gas
11%
Caustic
10%
Bauxite
24%
Conversion
42%
Input Cost Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil 1 – 2 months Prior month $3m per $1/bbl
Natural gas N/A Spot
1
$16m per $1/GJ
1
Caustic soda 3 - 6 months
Spot & semi-
annual
$8m per
$10/DMT
Refining Cost Structure
Alumina
33%
Carbon
13%
Power
24%
Materials
7%
Conversion
23%
Smelting Cost Structure
Input Cost Inventory flow Pricing convention
Annual ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$8m per
$10/MT
Pitch 1 - 2 months
Spot, quarterly &
semi-annual
$2m per
$10/MT

Reaffirm 7% global demand growth

Source: Alcoa estimates, Brook Hunt, CRU, Harbor
[[Alcoa logo]
25.4
6.6
6.4
4.2
1.0
2.1
2.0
2.0
1.1
3%
10%
4%
2%
5%
5%
8%
8%
4%
5%
2014E
52.8 mmt
* Other includes Africa, E.Europe , Latin America ex Brazil, and Oceania
2014 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other *
2.0
2014 demand +7%
World ex China +4%

Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs Metal deficit rising, alumina surplus shrinking 41 [[Alcoa logo]

Source: Alcoa estimates, IAI, LME, Marubeni, Shanghai Metal Exchange Inventories declined 5 days in 2Q 42 [[Alcoa logo]

Premiums move to record highs Source: Monthly average of daily prices - Platts Metals Week 43 [[Alcoa logo]

Reconciliation of ATOI to Consolidated Net Income (Loss) Attributable to Alcoa

(in millions)
1Q13 2Q13 3Q13 4Q13 2013 1Q14 2Q14
Total segment ATOI $351 $304 $338 $224 $1,217 $325 $418
Unallocated amounts (net of tax):
Impact of LIFO (2) 5 9 40 52 (7) (8)
Interest expense (75) (76) (70) (73) (294) (78) (69)
Noncontrolling interests (21) 29 (20) (29) (41) 19 9
Corporate expense (67) (71) (74) (72) (284) (67) (70)
Impairment of goodwill – – – (1,731) (1,731) - -
Restructuring and other charges (5) (211) (108) (283) (607) (321) (77)
Other (32) (99) (51) (415) (597) (49) (65)
Consolidated net income (loss) attributable to Alcoa $149 $(119) $24 $(2,339) $(2,285) $(178) $138
[[Alcoa logo]

Reconciliation of Adjusted Income

[[Alcoa logo]
(in millions, except per -
share amounts)
(Loss) Income Diluted EPS
Quarter ended Quarter ended
June 30, March 31, June 30, June 30, March 31, June 30,
2013 2014 2014 2013 2014 2014
Net (loss) income
attributable to Alcoa
$(119) $(178) $138 $(0.11) $(0.16) $0.12
Restructuring and other
charges
170 274 54
Discrete tax items* 11 (6) (2)
Other special items** 14 8 26
Net income attributable
to Alcoa – as adjusted
$76 $98 $216 0.07 0.09 0.18
* Discrete tax items include the following:
· for the quarter ended March 31, 2014, a net benefit for a number of small items; and
** Other special items include the following:
· for the quarter ended June 30, 2013, a net unfavorable change in certain mark-to-market energy derivative contracts ($9) and the write off of inventory related to the permanent closure of two potlines at a smelter in Canada and a smelter in Italy ($5).
· for the quarter ended June 30, 2013, a charge related to prior year taxes in Spain and Australia ($10), a benefit for a taxrate change in Jamaica ($2), and a net charge for other miscellaneous items ($3).
· for the quarter ended June 30, 2014, a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit is recognized ($20), an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to restructuring and other charges ($24), costs associated with (i) a planned acquisition of an aerospace business ($11) and (ii) the successful execution of a new labor agreement with the United Steelworkers ($11), a netfavorable change in certain mark-to-market energy derivative contracts
($6), and an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($6);
· for the quarter ended March 31, 2014, a favorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applied to restructuring and other charges
($72) (impact is expected to reverse by the end of 2014), an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($56)
(impact is expected to reverse by the end of 2014), the write-off of inventory related to the permanent closure of a smelter and two rolling mills in Australia and a smelter in the United States ($20), an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($13), a gain on the sale of a mining interest in Suriname ($11), and a loss on the writedownof an asset to fair value ($2); and
Net income attributable to Alcoa –as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net (loss) income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa –as adjusted.
for the quarter ended June 30, 2014, a net benefit for a number of small items;

Reconciliation of Alcoa Adjusted EBITDA

[[Alcoa logo]
($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q13 1Q14 2Q14
Net income (loss) attributable to Alcoa $938 $1,310 $1,233 $2,248 $2,564 $(74) $(1,151) $254 $611 $191 $(2,285) $(119) $(178) $138
Add:
Net income (loss) attributable to noncontrolling
interests 212 233 259 436 365 221 61 138 194 (29) 41 (29) (19) (9)
Cumulative effect of accounting changes 47 – 2 – – – – – – – – – – –
Loss (income) from discontinued operations – 27 50 (22) 250 303 166 8 3 – – – – –
Provision (benefit) for income taxes 367 546 464 853 1,623 342 (574) 148 255 162 428 21 (77) 78
Other (income) expenses, net (278) (266) (478) (236) (1,920) (59) (161) 5 (87) (341) (25) 19 25 5
Interest expense 314 271 339 384 401 407 470 494 524 490 453 118 120 105
Restructuring and other charges (28) (29) 266 507 268 939 237 207 281 172 782 244 461 110
Impairment of goodwill – – – – – – – – – – 1,731 – – –
Provision for depreciation, depletion, and
amortization
1,110 1,142 1,227 1,252 1,244 1,234 1,311 1,450 1,479 1,460 1,421 362 340 349
Adjusted EBITDA $2,682 $3,234 $3,362 $5,422 $4,795 $3,313 $359 $2,704 $3,260 $2,105 $2,546 $616 $672 $776
Sales $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $24,951 $23,700 $23,032 $5,849 $5,454 $5,836
Adjusted EBITDA Margin 14.2% 15.1% 13.9% 18.7% 16.4% 12.3% 1.9% 12.9% 13.1% 8.9% 11.1% 10.5% 12.3% 13.3%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA

[[Alcoa logo]
($ in millions, except per metric ton amounts) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q13 1Q14 2Q14
After-tax operating income (ATOI) $415 $632 $682 $1,050 $956 $727 $112 $301 $607 $90 $259 $64 $92 $38
Add:
Depreciation, depletion, and amortization 147 153 172 192 267 268 292 406 444 455 426 115 97 100
Equity (income) loss – (1) – 2 (1) (7) (8) (10) (25) (5) 4 1 5 7
Income taxes 161 240 246 428 340 277 (22) 60 179 (27) 66 14 40 12
Other (55) (46) (8) (6) 2 (26) (92) (5) (44) (8) (6) – (28) –
Adjusted EBITDA $668 $978 $1,092 $1,666 $1,564 $1,239 $282 $752 $1,161 $505 $749 $194 $206 $157
Production (thousand metric tons) ( kmt ) 13,841 14,343 14,598 15,128 15,084 15,256 14,265 15,922 16,486 16,342 16,618 4,161 4,172 4,077
Adjusted EBITDA / Production ($ per metric ton) $48 $68 $75 $110 $104 $81 $20 $47 $70 $31 $45 $47 $49 $39
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Primary Metals Adjusted EBITDA

[[Alcoa logo]
($ in millions, except per metric ton amounts) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q13 1Q14 2Q14
After-tax operating income (ATOI) $657 $808 $822 $1,760 $1,445 $931 $(612) $488 $481 $309 $(20) $(32) $(15) $97
Add:
Depreciation, depletion, and amortization 310 326 368 395 410 503 560 571 556 532 526 132 124 129
Equity (income) loss (55) (58) 12 (82) (57) (2) 26 (1) 7 27 51 7 28 17
Income taxes 256 314 307 726 542 172 (365) 96 92 106 (74) (25) (11) 30
Other 12 20 (96) (13) (27) (32) (176) (7) 2 (422) (8) (3) – (5)
Adjusted EBITDA $1,180 $1,410 $1,413 $2,786 $2,313 $1,572 $(567) $1,147 $1,138 $552 $475 $79 $126 $268
Production (thousand metric tons) ( kmt ) 3,508 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 3,742 3,550 896 839 795
Adjusted EBITDA / Production ($ per metric ton) $336 $418 $398 $784 $626 $392 $(159) $320 $301 $148 $134 $88 $150 $337
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Global Rolled Products Adjusted EBITDA

[[Alcoa logo]
($ in millions, except per metric ton amounts) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q13 1Q14 2Q14
After-tax operating income (ATOI) $232 $223 $232 $290 $300 $317 $151 $(41) $(106) $241 $260 $346 $252 $79 $59 $79
Add:
Depreciation, depletion, and amortization 167 184 190 200 220 223 227 216 227 238 237 229 226 55 58 58
Equity loss 2 4 1 1 – 2 – – – – 3 6 13 2 5 6
Income taxes 112 90 77 97 135 113 77 14 12 103 98 159 108 32 34 23
Other (5) (8) (5) 1 1 20 1 6 (2) 1 1 (2) – – (2) 1
Adjusted EBITDA $508 $493 $495 $589 $656 $675 $456 $195 $131 $583 $599 $738 $599 $168 $154 $167
Total shipments (thousand metric tons) (kmt ) 1,863 1,814 1,893 2,136 2,250 2,376 2,482 2,361 1,888 1,755 1,866 1,943 1,989 521 489 533
Adjusted EBITDA / Total shipments ($ per metric ton ) $273 $272 $261 $276 $292 $284 $184 $83 $69 $332 $321 $380 $301 $322 $315 $313
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Engineered Products and Solutions Adjusted EBITDA

[[Alcoa logo]
($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q13 1Q14 2Q14
After-tax operating income (ATOI) $126 $161 $276 $382 $423 $522 $311 $419 $537 $612 $726 $193 $189 $204
Add:
Depreciation, depletion, and
amortization 166 168 160 152 163 165 177 154 158 158 159 39 40 41
Equity loss (income) – – – 6 – – (2) (2) (1) – – – – –
Income taxes 57 70 120 164 184 215 138 198 258 297 348 94 91 102
Other 11 106 (11) (2) (7) 2 1 – (1) (9) (2) – – –
Adjusted EBITDA $360 $505 $545 $702 $763 $904 $625 $769 $951 $1,058 $1,231 $326 $320 $347
Third -party sales $3,905 $4,283 $4,773 $5,428 $5,834 $6,199 $4,689 $4,584 $5,345 $5,525 $5,733 $1,468 $1,443 $1,502
Adjusted EBITDA Margin 9.2% 11.8% 11.4% 12.9% 13.1% 14.6% 13.3% 16.8% 17.8% 19.1% 21.5% 22.2% 22.2% 23.1%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.
Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and
Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Free Cash Flow

[[Alcoa logo]
(in millions)
Quarter ended
30-Sep-11 31-Dec-11 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 31-Mar-14 30-Jun-14
Cash from
operations
$489 $1,142 $(236) $537 $263 $933 $(70) $514 $214 $920 $(551) $518
Capital expenditures (325) (486) (270) (291) (302) (398) (235) (286) (250) (422) (209) (258)
Free cash flow $164 $656 $(506) $246 $(39) $535 $(305) $228 $(36) $498 $(760) $260
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Reconciliation of Free Cash Flow, continued

[[Alcoa logo]
(in millions)
Quarter ended
31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11
Cash from
operations
$608 $(271) $328 $184 $1,124 $199 $300 $392 $1,370 $(236) $798
Capital expenditures (1,017) (471) (418) (370) (363) (221) (213) (216) (365) (204) (272)
Free cash flow $(409) $(742) $(90) $(186) $761 $(22) $87 $176 $1,005 $(440) $526
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Days Working Capital

Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
*The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
** Beginning January 1, 2014, management changed the manner in which Working Capital is measured by moving from an end of quarter Working Capital to an average quarter Working
Capital.  This change will now reflect the capital tied up during a given quarter.  As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.
($ in millions) Quarter ended
31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 31-Mar-14 30-Jun-14
Receivables from customers, less allowances   $1,709 $1,650 $1,600 $1,573 $1,704 $1,483 $1,427 $1,383 $1,391 $1,401
Add: Deferred purchase price receivable* 85 144 104 53 50 223 347 339 238 371
Receivables from customers, less allowances,
as adjusted 1,794 1,794 1,704 1,626 1,754 1,706 1,774 1,722 1,629 1,772
Add: Inventories
3,079 3,097 3,051 2,894 2,961 2,949 2,932 2,783 2,974 3,201
Less: Accounts payable, trade
2,660 2,594 2,496 2,587 2,656 2,820 2,746 2,816 2,813 2,880
Working Capital** $2,213 $2,297 $2,259 $1,933 $2,059 $1,835 $1,960 $1,689 $1,790 $2,093
Sales $6,006 $5,963 $5,833 $5,898 $5,833 $5,849 $5,765 $5,585 $5,454 $5,836
Days Working Capital 34 35 36 30 32 29 31 28 30 33
[[Alcoa logo]

Reconciliation of Net Debt

Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
(in millions)
December 31, March 31, June 30,
2008 2009 2010 2011 2012 2013 2014 2014
Short-term borrowings $478 $176 $92 $62 $53 $57 $53 $133
Commercial paper 1,535
– –
224
– – –
223
Long-term debt due within one year 56 669 231 445 465 655 85 87
Long-term debt, less amount due within one year 8,509 8,974 8,842 8,640 8,311 7,607 7,609 7,612
Total debt 10,578 9,819 9,165 9,371 8,829 8,319 7,747 8,055
Less: Cash and cash equivalents 762 1,481 1,543 1,939 1,861 1,437 665 1,183
Net debt $9,816 $8,338 $7,622 $7,432 $6,968 $6,882 $7,082 $6,872
[[Alcoa logo]

Reconciliation of Net Debt-to-Capital

($ in millions) March 31, 2014 June 30, 2014
Debt-to-Capital
Cash and Cash
Equivalents
Net Debt-to-Capital Debt-to-Capital
Cash and Cash
Equivalents
Net Debt-to-Capital
Total Debt
Short-term borrowings $53 $133
Commercial paper – 223
Long-term debt due within
one year
85 87
Long-term debt, less
amount due within one
year
7,609 7,612
Numerator $7,747 $665 $7,082 $8,055 $1,183 $6,872
Total Capital
Total debt $7,747 $8,055
Total equity 14,374 14,706
Denominator $22,121 $665 $21,456 $22,761 $1,183 $21,578
Ratio 35.0% 33.0% 35.4% 31.8%
Net debt-to-capital is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses
Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
[[Alcoa logo]